UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 15, 2007

Expedia, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51447 (Commission File Number)	20-2705720 (I.R.S. Employer Identification No.)

3150 139th Avenue S.E., Bellevue, Washington (Address of Principal Executive Offices)	98005 (Zip Code)
Registrant’s telephone number, including area code: (425) 679-7200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX

Item 8.01. Other Events.
       On August 15, 2007, Expedia, Inc. issued a press release announcing the final results of its modified “Dutch auction” tender offer that expired at 5:00 p.m., New York City time, on August 8, 2007, and announcing that Expedia has accepted for purchase 25,000,003 shares of its common stock at a purchase price of $29.00 per share. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
99.1	Press release of Expedia, Inc., dated August 15, 2007 (incorporated by reference to Amendment No. 7 to Expedia Inc.’s Tender Offer Statement on Schedule TO filed with the Securities and Exchange Commission on August 15, 2007)

SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 15, 2007

EXPEDIA, INC.
By:	/s/ Burke F. Norton
	Name:	Burke F. Norton
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX
99.1	Press release of Expedia, Inc., dated August 15, 2007 (incorporated by reference to Amendment No. 7 to Expedia Inc.’s Tender Offer Statement on Schedule TO filed with the Securities and Exchange Commission on August 15, 2007)